EXHIBIT 32.2

      CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 1350
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Claremont Technologies Corp ("Company") on Form 10-KSB for the fiscal year ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (Report), I, Gus Rahim, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2006

                                            /s/ Gus Rahim
                                            ------------------------------
                                            Gus Rahim
                                            Chief Financial Officer
                                            (Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.